Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events

17	Subsequent events

The Company has assessed all subsequent events through the date that the consolidated financial statements were issued, there are no further material subsequent events that require disclosure in these consolidated financial statements other than as follows:

(a)	On November 18, 2025, Cuprina Pte. Ltd., a wholly-owned subsidiary of the Company has signed a joint venture company agreement with Singapore-based Aiodine Laboratory Pte Ltd. (“Aiodine”) to develop, test and market that company’s novel iodine-based disinfectant solution as a treatment for chronic and acute wounds, and in other common antiseptic applications.

Subsequently on January 29, 2026, the joint venture entity, namely Cuprina & Aiodine Pte. Ltd. has been incorporated with an issued and paid-up capital of S$250,000, of which Cuprina Pte. Ltd. owns 50.1% of the proportionate ownership interest.

This event represents a non-recognized subsequent event as it occurred after the balance sheet date. The Company is currently evaluating the appropriate accounting treatment for its interest in the joint venture, including whether the entity will be consolidated or accounted for under the equity method. The financial impact, if any, are not yet finalized as of the date of issuance of these consolidated financial statements.

(b)	On March 11, 2026, Cuprina MENA Co. Ltd, an 49%-owned affiliate of the Company, has received official product classification from the Saudi Food and Drug Authority (“SFDA”) for MEDIFLY, the medical-grade maggot debridement therapy of the entity. The SFDA has classified MEDIFLY as a Medical Device–Drug combination product, with the primary mode of action regulated under the medical device framework. This classification, which allows the entity to finalize the scientific and technical requirements necessary for the commercial distribution of MEDIFLY across Saudi Arabia’s healthcare network, is a critical milestone in Company’s expansion strategy for the Middle East and North Africa (“MENA”) region.

(c)	On March 11, 2026, the Company announced the appointment of Enming Yong (“Dr. Yong”) to its Medical and Scientific Advisory Board. Dr. Yong is a highly respected Consultant in the Department of Endocrinology at Tan Tock Seng Hospital (“TTSH”) and serves as an Adjunct Senior Lecturer at the Lee Kong Chian School of Medicine, both located in Singapore. A graduate of the National University of Singapore (“NUS”) and a member of the Royal College of Physicians (UK), Dr. Yong brings deep clinical expertise in managing complex metabolic and endocrine conditions, particularly those intersecting with chronic wound care.

(d)	On April 21, 2026, the Company announced certain proposed corporate actions, all of which are subject to shareholders’ approval in the Annual General Meeting to be held on May 14, 2026, and therefore were not effective as of the balance sheet date.

The proposals include but not limited to:

(i)	a share consolidation of the Company’s issued and authorized Class A and Class B ordinary shares on 8-for-1 basis, with a corresponding increase in par value from US$0.001 to US$0.008 per share, and the rounding of fractional shares (the “Share Consolidation”);
(ii)	a subsequent increase in authorized share capital from US$50,000 to US$100,000 immediately after the Share Consolidation;
(iii)	adoption of the Cuprina 2026 Employee Incentive Plan; and
(iv)	authorization for potential future issuances of ordinary shares, in one or more public or non-public financing transactions, which may result in a change of control under Nasdaq Listing Rules or the issuance exceeds 20% or more of the Company’s outstanding Class A ordinary shares.

The Company evaluated these events in accordance with ASC 855-10-25 and determined that they represent non-recognized subsequent events under ASC 855. Accordingly, no adjustments have been made to the accompanying financial statements.